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                                                                    Exhibit 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of The Rowe Companies (the "Company') on Form 10-Q for the period ending August 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report), I, Gene S. Morphis, Chief Financial Officer of the Company, certify, in my capacity as an officer of the Company pursuant to 18 U.S.C. (S)1350, as adopted pursuant to (S)906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods presented in the financial statements included in the report.


/s/ Gene S. Morphis
----------------------------
Chief Financial Officer
October 9, 2003